UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  September 28, 2007


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

       Florida                       0-11102                      59-1564329
    (State or Other             (Commission File Number)      (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)


                         Registrant's telephone number,
                              including area code:

                                 (954) 587-6280


                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.03 - Amendment to Articles of Incorporation or By-Laws; Changes in Fiscal Year.

     (a) The Board of Directors  of the Company  adopted an Amendment to Section
6.2 of the By-Laws of the Company effective September 27, 2007. The Amendment permits the issuance of non-certificated shares in accordance with recent requirements of the NASDAQ market.

     Item 9.01 Financial Statements and Exhibits

     (1) Exhibit - Section 6.2 of the By-Laws of the Company, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 27, 2007

                              Ocean Bio-Chem, Inc.

                              /s/ Peter G. Dornau
                              Chairman of the Board and
                              Chief Executive Officer

                                                                        Exhibit


     6.2 Issuance

     The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (book entry ownership). Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Certificates representing shares of the Corporation shall be signed by the chief executive officer or the president, or a vice president, and by the chief financial officer or treasurer or the secretary, any of whose signatures may be a facsimile. The Board may in its discretion appoint responsible banks, trust companies or other professionals from time to time to act as transfer agents and registrars of the stock of the Corporation, and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. All certificates shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares and shall be consecutively numbered or otherwise identified. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences, and relative, participating, optional or other special rights of each class or series and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock. Provided, however, that, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation issues to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional or other special rights of each class or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights.